Exhibit 10.1

AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 to NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of March 30, 2016 is entered into by and among USELL.COM, INC. (the “USELL”), BST DISTRIBUTION, INC. (“BST”), WE SELL CELLULAR LLC (“WE CELL” and together with USELL and BST, each a “Company” and collectively the “Companies”), _____________________________________ (each a “Purchaser” and collectively the “Purchasers”) and BAM ADMINISTRATIVE SERVICES, LLC in its capacity as agent for Purchaser (“Agent”).

WHEREAS, Companies, Purchasers, the other Purchasers from time to time party thereto and Agent are parties to a Note Purchase Agreement dated as of October 23, 2015 (as amended, extended, modified, supplemented, restated or replaced from time to time, the “Note Purchase Agreement”); and

WHEREAS, Companies have requested, and Purchasers and Agent have agreed, to amend certain provisions of the Note Purchase Agreement, but only on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions contained herein and of other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

1.          Capitalized Terms. Capitalized terms not otherwise defined in this Agreement shall have the meaning ascribed to them in the Note Purchase Agreement.

2.          Acknowledgment of Liabilities.

(a)          Each Company hereby acknowledges that it is unconditionally liable to Purchasers and Agent under the Note Purchase Agreement and the Related Agreements to which it is a party for the payment of all Liabilities, and no Company has any defenses, counterclaims, deductions, credits, claims or rights of setoff or recoupment with respect to the Liabilities.

(b)          Each Company hereby ratifies and confirms its obligations under the Note Purchase Agreement and the Related Agreements to which it is a party and hereby acknowledges and agrees that the Note Purchase Agreement and the Related Agreements to which it is a party remain in full force and effect.

3.          Amendments to Note Purchase Agreement. Subject to satisfaction of the conditions of effectiveness set forth in Section 5 of this Amendment:

(a)          Notwithstanding anything contained in Section 3(b) of the Note Purchase Agreement to the contrary, the number of Additional Closing Shares to be issued and delivered by USELL to Purchasers simultaneous with the effectiveness of this Amendment and the funding of the final Deferred Draw Note shall be Three Hundred Fifty Thousand (350,000).

(b)          Section 5.1 of the Note Purchase Agreement is hereby amended by deleting the two references to “Within forty-five (45) days of the Initial Closing Date” and replacing the same with “On or prior to April 13, 2016.”

(c)          Notwithstanding anything contained in Sections 8.23(a) and 8.23(c) of the Note Purchase Agreement to the contrary, the first fiscal quarter period for which each Company’s compliance with the financial covenants set forth therein shall be tested shall be September 30, 2017.

(d)          Notwithstanding anything contained in Section 8.23(b) of the Note Purchase Agreement to the contrary, the term “Formula Amount” shall include the following: (i) ninety percent (90%) of the book value of inventory which otherwise constitutes Eligible Inventory, but for the fact that such inventory is in transit by courier to a Company’s designated warehouse and Agent has received evidence of carrier insurance covering such inventory in amounts and issued by an insurer reasonably acceptable to Agent; and (ii) seventy-five percent (75%) of the book value of inventory which otherwise constitutes Eligible Inventory, but for the fact that such inventory has been purchased by a Company pursuant to an open purchase order (a copy of which has been delivered by such Company to Agent, if so requested by Agent), has not yet shipped and Agent has received evidence of carrier insurance covering such inventory in amounts and issued by an insurer reasonably acceptable to Agent.

4.          Representations and Warranties. Each Company hereby represents and warrants to Purchasers and Agent that:

(a)          The execution, delivery and performance of this Amendment (i) have been duly authorized by each Company, (ii) are not in contravention of the certificate of incorporation, bylaws, certificate of formation or operating agreement of any Company or of any indenture, agreement or undertaking to which any Company is a party or by which any Company is bound and (iii) are within each Company’s powers.

(b)          This Amendment is the legal, valid and binding obligation of each Company, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to creditors’ rights generally or by equitable principles.

(c)          The representations and warranties of each Company contained in the Note Purchase Agreement and the Related Agreements are and will be true, correct and complete in all respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete as of such earlier date.

2

5.          Conditions of Effectiveness. This Amendment shall become effective upon receipt by Agent (unless waived by Agent in writing) of the following, each in form and substance satisfactory to Agent: (a) this Amendment executed by each Company and each Guarantor, (b) an executed legal opinion from Companies’ and Guarantors’ counsel, Nason Yeager Gerson White & Lioce, P.A., (c) duly executed copies (followed by receipt of duly executed originals) of all other documents, instruments and agreements set forth on the closing document checklist provided by Agent to each Company, (d) an original stock certificate issued in the name of SHIP evidencing 350,000 shares of Common Stock of USELL and (e) payment by Companies of all fees and expenses incurred by Agent in connection with the transactions contemplated by this Amendment, including without limitation the fees of Loeb & Loeb LLP, counsel to Agent and Purchasers.

6.          Effect on Note Purchase Agreement.

(a)          Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Note Purchase Agreement as amended hereby.

(b)          Except as specifically amended herein, the Note Purchase Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)          The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Note Purchase Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

7.          Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

8.          Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and performed in such state.

3

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

USELL.COM, INC.,
a Delaware corporation

By:
Name: Nikhil Raman
Title: Chief Executive Officer

BST DISTRIBUTION, INC.,
a New York corporation

By:
Name: Brian Tepfer
Title: Chief Executive Officer

WE SELL CELLULAR LLC, a Delaware limited liability company

By:
Name: Nikhil Raman
Title: Manager

___________________, as a Purchaser

By:
Name:
Title:

BAM ADMINISTRATIVE SERVICES, LLC, as Agent

By:
Name: Dhruv Narain
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

GUARANTOR CONSENT:

USELL.COM, INC., a Delaware corporation		BST DISTRIBUTION, INC., a New York corporation

By:		By:
	Name: Nikhil Raman		Name: Brian Tepfer
	Title: Chief Executive Officer		Title: Chief Executive Officer

WE SELL CELLULAR LLC, a Delaware limited liability company		Upstream Phone Company USA, Inc., a Delaware corporation

By:		By:
	Name: Nikhil Raman		Name: Nikhil Raman
	Title: Manager		Title: President

UPSTREAM PHONE HOLDINGS, INC., a Delaware corporation		HD CAPITAL HOLDINGS LLC, a Delaware limited liability company

By:		By:
	Name: Nikhil Raman		Name: Daniel Brauser
	Title: President		Title: Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT